UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2020

UNIVERSAL HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10765	23-2077891
(State or other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

UNIVERSAL CORPORATE CENTER

367 SOUTH GULPH ROAD

KING OF PRUSSIA, Pennsylvania 19406

(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code (610) 768-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock	UHS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Departure of Director

As previously reported on Form 8-K as filed on May 21, 2019, on May 17, 2019, Robert H. Hotz submitted his resignation as a member of the Board of Directors, effective with the earliest of the following to occur: (i) the appointment of a new Class II Director; (ii) the 2020 Annual Meeting of Stockholders, or; (iii) the request by the Board of Directors to accelerate the effective date of his resignation.

Given the appointment of the new Class II Director as disclosed below, which occurred on January 29, 2020, effective as of March 1, 2020, Mr. Hotz’s resignation as a member of the Board of Directors will be effective March 1, 2020.

(d) Election of new Director

On January 29, 2020, to fill the vacancy created by the above-mentioned resignation of Mr. Hotz, the Board of Directors appointed Maria Singer to serve as a Class II Director of the Company.  Ms. Singer’s appointment to the Board of Directors is effective as of March 1, 2020 and her term is scheduled to expire at the 2022 Annual Meeting of Stockholders.

Effective March 1, 2020, Ms. Singer will also serve as a member of our Audit Committee, Nominating & Governance Committee and Finance Committee. Ms. Singer’s compensation for her services as a director will be consistent with the standard compensation paid to other non-employee directors of the Company, as described in the Company’s most recent proxy statement filed with the Securities and Exchange Commission on April 4, 2019.

Also effective March 1, 2020, Eileen C. McDonnell, who has served as Class I member of the Board of Directors since 2013, will: (i) serve as our Lead Director and as a member of our Executive Committee, filling the vacancies created by the resignation of Mr. Hotz, and; (ii) resign as a member of our Nominating & Governance Committee.  Ms. McDonnell will continue to serve in her current roles as Chairperson of the Audit Committee and Chairperson of the Compensation Committee.

Item 9.01 Financial Statements and Exhibits.

Not applicable.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Health Services, Inc.

By:	/s/ Steve Filton
Name: Steve Filton
Title: Executive Vice President and Chief Financial Officer

Date: January 30, 2020